THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of December 22, 2011 to the Credit Agreement referenced below is by and among (i) Potlatch Corporation, a Delaware corporation and a REIT ("Potlatch" or the "Company"), (ii) Potlatch Forest Holdings, Inc., a Delaware corporation ("Potlatch Forest"), (iii) Potlatch Land & Lumber, LLC, a Delaware limited liability company and a taxable REIT subsidiary of Potlatch ("Potlatch Land & Lumber") (together with Potlatch and Potlatch Forest, collectively, the "Borrowers"), (iv) the Guarantors party hereto, (v) the Lenders party hereto, and (vi) Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that Credit Agreement dated as of December 8, 2008 (as amended, restated, modified or supplemented from time to time, the "Credit Agreement") among the Borrowers, certain Material Subsidiaries of the Borrowers from time to time party thereto as guarantors (the "Guarantors"), the Lenders identified therein (the "Lenders") and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

"Availability" means, as of any date of determination, the undrawn amount the Borrowers are able to borrow on such date under the Aggregate Commitments without a Default or Event of Default occurring or existing after giving pro forma effect to such borrowing.

"Liquidity" means, as of any date of determination, for the Borrowers and their Subsidiaries on a consolidated basis, the sum of (a) unrestricted domestic cash and Cash Equivalents of the Borrowers and their Domestic Subsidiaries plus (b) Availability.

"Third Amendment" means the Third Amendment to Credit Agreement, dated as of December 22, 2011.

"Third Amendment Effective Date" has the meaning specified in the Third Amendment.

(b) Section 6.10(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 6.10(a) in lieu thereof:

"(a) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be greater than or equal to 2.00 to 1.00."

(c) Section 6.10(d) of the Credit Agreement is hereby added to read as follows:

"(d) Minimum Liquidity. At all times Liquidity shall be greater than or equal to $60,000,000."

(d) Section 7.01(f) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 7.01(f) in lieu thereof:

"(f) in addition to the Indebtedness otherwise permitted by this Section 7.01, other Indebtedness incurred by the Borrowers or any of their Subsidiaries after the First Amendment Effective Date, provided that (i) such Indebtedness shall be unsecured, (ii) the Borrowers shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to the incurrence of such Indebtedness and to the concurrent retirement of any other Indebtedness of any Consolidated Party, the Loan Parties would be in compliance with the financial covenants set forth in Section 6.10(a)-(d) and (iii)  the aggregate principal amount of such Indebtedness shall not exceed $150,000,000;"

(e) Section 7.02(w) is hereby amended by deleting such Section in its entirety and inserting the following Section 7.02(w) in lieu thereof:

"(w) [intentionally omitted]"

(f) The references to "Section 6.10(a)-(c)" in the definition of "Pro Forma Basis", Section 7.05(e), Section 7.06(g) and Section 7.07 are hereby amended by deleting such references in their entirety and replacing them with "Section 6.10(a)-(d)".

3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the following conditions shall have been satisfied:

(a) the Borrowers, the Guarantors, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to the Administrative Agent;

(b) the Borrowers shall have paid to the Administrative Agent (or one of its Affiliates, as applicable) (a) a non-refundable cash amendment fee in Dollars for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 noon (Pacific time) on December 21, 2011, in an amount equal to 22.5 basis points of the Commitment of such Lender outstanding on the Third Amendment Effective Date and (b) all other fees required to be paid on or before the Third Amendment Effective Date;

(c) the Borrowers shall have paid all reasonable fees, expenses and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Third Amendment Effective Date, plus such additional amounts of reasonable fees, expenses and disbursements of counsel to the Administrative Agent as shall constitute its reasonable estimate of reasonable fees, expenses and disbursements of counsel to the Administrative Agent incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent);

(d) after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in Section 4 of this Amendment, Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) as of such date; and

(e) no Default or Event of Default shall exist and be continuing as of the Third Amendment Effective Date.

4. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrowers or the Guarantors or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or the other Loan Documents on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term "this Agreement" or "Credit Agreement" and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

7. Counterparts; Facsimile; Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party's original executed counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

10. Reaffirmation. Each of the Loan Parties party hereto acknowledges and agrees that it is a Loan Party under the Credit Agreement, that it is bound by all terms of the Credit Agreement applicable to a Borrower or a Guarantor, as applicable, and that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement and the Loan Documents. The Loan Parties agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Loan Parties' obligations under the Credit Agreement or the other Loan Documents. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Pledge Agreement and the Timberland Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: POTLATCH CORPORATION,

a Delaware corporation

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH FOREST HOLDINGS, INC.,

a Delaware corporation

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH LAND & LUMBER, LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

GUARANTORS: PFHI IDAHO INVESTMENT LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

PFPC MCCALL INVESTMENT LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH LAKE STATES TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH MINNESOTA TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

POTLATCH WISCONSIN TIMBERLANDS, LLC,

a Delaware limited liability company

By: /s/ Michael J. Covey

Name: Michael J. Covey

Title: President, Chief Executive Officer and

Chairman of the Board

ADMINISTRATIVE AGENT

AND LENDERS: BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ Anthea Del Bianco

Name: Anthea Del Bianco

Title: Vice President

BANK OF AMERICA, N.A.,

as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Mike Delaney

Name: Mike Delaney

Title: Director

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Richard J. Ameny, Jr.

Name: Richard J. Ameny, Jr.

Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ Susan Gallagher

Name: Susan Gallagher

Title: Director

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL" NEW YORK BRANCH

By: /s/Marina Kremer

Name: Marina Kremer

Title: Executive Director

By: /s/ Andrew Sherman

Name: Andrew Sherman

Title: Managing Director

NORTHWEST FARM CREDIT SERVICES, PCA

By: /s/ Jim D. Allen

Name: Jim D. Allen

Title: Senior Vice President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By: /s/ Jeff Pavlik

Name: Jeff Pavlik

Title: Vice President

STERLING SAVINGS BANK

By: /s/ Sara Young

Name: Sara Young

Title: Vice President

UNION BANK, N.A.

By: /s/ Matt Hill

Name: Matt Hill

Title: Senior Vice President

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP

By: /s/ Lisa Caswell

Name: Lisa Caswell

Title: Vice President

COBANK, ACB

By: /s/ Peter Huffine

Name: Peter Huffine

Title: Vice President

AMERICAN AGCREDIT, FLCA

By: /s/ Vern Zander

Name: Vern Zander

Title: Vice President

CAPITAL FARM CREDIT

By: /s/ Jon Hutchinson

Name: Jon Hutchinson

Title: Senior Credit Analyst

BADGERLAND FINANCIAL

By: /s/ Larry Coulthard

Name: Larry Coulthard

Title: VP- Capital Markets

FARM CREDIT EAST, ACA successor by merger to FIRST PIONEER FARM CREDIT, ACA

By: /s/ Justin Brown

Name: Justin Brown

Title: Vice President

FARMCREDIT SERVICES OF THE MOUNTAIN PLAINS, FLCA

By: /s/ Bradley K. Leafgren

Name: Bradley K. Leafgren

Title: Senior Vice President